FORUM FUNDS (the “Trust”)

Grisanti Brown Value Fund

Institutional Class

Investor Class

Supplement Dated August 13, 2008 to

Prospectus Dated January 28, 2008 as Supplemented June 2, 2008

Effective June 2, 2008, Grisanti Brown & Partners LLC (the “Adviser”) is pleased to add Mr. Robert G. Gebhart as a portfolio manager of the Grisanti Brown Value Fund.

The following replaces the first paragraph under “Portfolio Managers” on page 7 of the Prospectus:

Christopher C. Grisanti, Vance C. Brown, Jared S. Leon and Robert G. Gebhart, each a member of the Investment Team, together manage the portfolio utilizing a team-based approach. Together, Messrs. Grisanti, Brown and Leon, each a principal of the Adviser, and Mr. Gebhart are jointly responsible for the day-to-day management of the Fund and perform all of the functions related to the management of the portfolio.

The following paragraph precedes the second paragraph on page 8 of the Prospectus:

Robert G. Gebhart joined the Adviser in June 2008 as a portfolio manager and portfolio analyst. He holds the Chartered Financial Analyst designation (awarded in 1997). Prior to joining the Adviser, Mr. Gebhart was an analyst and portfolio manager at W.P. Stewart & Co., Inc., an investment management firm, from 2002 to 2008, where he followed the financial, retail and leisure and lodging industries in addition to managing client portfolios. Prior to W.P. Stewart, Mr. Gebhart was a Vice President and then Director in equity research covering insurance companies for Merrill Lynch. Before moving to New York in 1999, he was an analyst at the State Teachers Retirement System of Ohio. Mr. Gebhart began his career with Huntington Bancshares and spent four years in corporate credit and banking. Mr. Gebhart earned a BS in Finance from Miami University in 1993.

FORUM FUNDS (the “Trust”)

Grisanti Brown Value Fund

Institutional Class

Investor Class

Supplement Dated August 13, 2008

to Statement of Additional of Information Dated January 28, 2008

On June 2, 2008, Robert G. Gebhart joined Grisanti Brown & Partners LLC as a portfolio manager. In addition, the Adviser’s Chief Operating Officer, Mr. David R. Salomon, left the firm as of June 1, 2008. Accordingly, the paragraph under Subsection 2 on page 16 of the Statement of Additional Information (“SAI”) is amended to read in its entirety as follows:

Grisanti Brown & Partners LLC is a Delaware limited liability company controlled by Christopher C. Grisanti, Vance C. Brown and Jared S. Leon. The “Investment Team” is comprised of Christopher C. Grisanti, Vance C. Brown, Jared S. Leon and Robert G. Gebhart (each, individually, a “Portfolio Manager”).

The first two sentences in subsection 3., “Information Concerning Accounts Managed by Portfolio Managers” on page 16 of the SAI are amended to read as follows:

As of June 30, 2008, the Portfolio Managers acted as portfolio managers for 253 accounts with assets totaling $1.7 billion. In addition to managing the Fund and these other accounts, Messrs. Brown and Leon acted as portfolio managers for one other pooled investment vehicle with assets totaling $24 million.

Subsection 4., “Information Concerning Compensation of Portfolio Managers” on page 17 of the SAI is amended to read in its entirety as follows:

The Adviser has provided the following information regarding Portfolio Manager compensation as of June 30, 2008.

The Portfolio Managers receive base compensation consisting of a fixed annual salary that is competitive with industry standards. Messrs. Grisanti, Brown and Leon, as principals owning the common equity of the Adviser, also receive profit sharing based on the overall profitability of the firm. Investment Team members may, under certain circumstances, also receive incentive bonuses based upon their individual contributions to the firm. No member of the Investment Team is compensated on the basis of the performance of any particular account under management.

The table in subsection 5., “Portfolio Manager’s Ownership in the Fund” on page 17 of the SAI is amended to read in its entirety as follows:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2007
Vance C. Brown	$50,001-$100,000
Christopher C. Grisanti	$10,001-$50,000
Jared S. Leon	$50,001-$100,000
Robert G. Gebhart	None